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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 22, 1999

                             THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-7176                  74-1734212
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

                                  Coastal Tower
                               Nine Greenway Plaza
                            Houston, Texas 77046-0995
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (713) 877-1400

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
         (c)  Exhibits

                  The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration Nos. 333-81095, 333-81095-01 and 333-81095-02) of The Coastal
                  Corporation:

                  4.21 Form of Purchase Contract Agreement between The Coastal Corporation and The Bank of New York, as Purchase Contract Agent.

                  4.21(a) Form of Income PRIDES Certificate (included as Exhibit A to Exhibit 4.21).

                  4.21(b) Form of Growth PRIDES Certificate (included as Exhibit B to Exhibit 4.21).

                  4.22 Form of Pledge Agreement among The Coastal Corporation, The Bank of New York, as Purchase Contract Agent, and The Chase Manhattan Bank, as Collateral Agent.

                  4.23 Form of Seventh Supplemental Indenture to be used in connection with the issuance of the Debentures.

                  4.24     Form of Debenture (included in exhibit 4.23)

                  4.25 Form of Remarketing Agreement among The Coastal Corporation, The Bank of New York, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Remarketing Agent.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      THE COASTAL CORPORATION


Date:  July 22, 1999                          By:     /s/ AUSTIN M. O'TOOLE
                                                 -------------------------------
                                                 Name:    Austin M. O'Toole
                                                 Title:   Senior Vice President
                                                          and Secretary



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                               INDEX TO EXHIBITS


     Exhibit No.                Description
     -----------                -----------
         4.21     Form of Purchase Contract Agreement between The Coastal
                  Corporation and The Bank of New York, as Purchase Contract
                  Agent.

         4.21(a)  Form of Income PRIDES Certificate (included as Exhibit A to
                  Exhibit 4.21).

         4.21(b)  Form of Growth PRIDES Certificate (included as Exhibit B to
                  Exhibit 4.21).

         4.22     Form of Pledge Agreement among The Coastal Corporation, The
                  Bank of New York, as Purchase Contract Agent, and The Chase
                  Manhattan Bank, as Collateral Agent.

         4.23 Form of Seventh Supplemental Indenture to be used in connection with the issuance of the Debentures.

         4.24     Form of Debenture (included in exhibit 4.23)

         4.25     Form of Remarketing Agreement among The Coastal Corporation,
                  The Bank of New York, as Purchase Contract Agent, and
                  Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated, as the Remarketing Agent.
